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                                                                    Exhibit 10.1

                  FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is executed and entered into as of May 5, 2005, by and among ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, and CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, (sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"); ASTA FUNDING, INC., a Delaware corporation ("Asta Funding"); and COMPUTER FINANCE, LLC, a Delaware limited liability company ("Computer Finance") and ASTAFUNDING.COM, LLC ("AstaFunding.Com"), and ASTA COMMERCIAL, LLC ("Asta Commercial")(Asta Funding, Computer Finance, AstaFunding.Com, and Asta Commercial shall be referred to collectively as "Guarantor"); PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company, OPTION CARD, LLC, a Colorado limited liability company, PALISADES ACQUISITION V, LLC, a Delaware limited liability company, PALISADES ACQUISITION VI, LLC, a Delaware limited liability company, PALISADES ACQUISITION VII, LLC, a Delaware limited liability company, PALISADES ACQUISITION IX, LLC, a Delaware limited liability company, and SYLVAN ACQUISITION I, LLC, a Delaware limited liability company (collectively, the "Additional Credit Parties"), as additional Guarantors; ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation (individually, "Agent") for itself, as a lender, and as agent for the other lenders signatory hereto (collectively referred to herein as "Lenders") from time to time.

                                    RECITALS:

         A. Borrowers, Guarantor, and Additional Credit Parties (collectively, the "Borrower Parties"), along with Agent and Lenders entered into a certain Third Amended and Restated Loan and Security Agreement dated as of May 11, 2004 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), relative to a Revolving Loan (as that term is defined in the Credit Agreement). All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings attributed to them in the Credit Agreement.

         B. The Borrower Parties, Agent and Lenders now desire to amend the Credit Agreement by: (i) increasing the total Revolving Loan Commitment by an amount equal to $20,000,000.00, from the current Revolving Loan Commitment of $60,000,000.00 to an amount equal to $80,000,000.00, (ii) amending the definition of "Loan Value of Eligible Existing Portfolio" contained in Annex A attached to the Credit Agreement, (iii) modifying Section 1.1(a)(ii)(A) of the Credit Agreement to permit the use of Tranche B Advances for the purchase of Portfolios, and (iv) amending the definition of "Tranche A Borrowing Availability" contained in Annex A attached to the Credit Agreement, all in accordance with the terms of this Amendment.


                                       1
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                                   AGREEMENT:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower Parties, Agent and Lenders agree as follows:

SECTION 1.  ACCURACY OF RECITALS.

         The Borrower Parties acknowledge, represent, warrant and agree that the Recitals stated above are true and complete in all respects.

SECTION 2.  MODIFICATION.

         2.1 INCREASE IN REVOLVING LOAN COMMITMENT. A. The Revolving Loan Commitment is hereby increased by an amount equal to $20,000,000.00, from the current Revolving Loan Commitment of $60,000,000.00 to an amount equal to $80,000,000.00. All references in the Credit Agreement to "Revolving Loan Commitment" shall mean the Revolving Loan Commitment as increased by this Amendment.

         B. The definition of "Revolving Loan Commitment" as contained in Annex A attached to the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following new definition:

                  "Revolving Loan Commitment" means (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances which aggregate commitment shall be EIGHTY MILLION DOLLARS ($80,000,000), as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

         C. Annex J attached to the Credit Agreement is hereby deleted in its entirety and replaced with the Replacement Annex J attached to this Amendment as Exhibit A.

         D. To further evidence the increase in the Revolving Loan Commitment, the Borrowers, as obligors, shall execute and deliver to each Revolving Lender an Amended and Restated Revolving Note to evidence the Revolving Loan Commitment of that Revolving Lender. Each Amended and Restated Revolving Note shall be in the principal amount of the Revolving Loan Commitment of the applicable Revolving Lender, dated the Closing Date and substantially in the form of the original Revolving Notes. Each Amended and Restated Revolving Note shall represent the obligation of the Borrowers to pay the amount of the applicable Revolving Lender's Revolving Loan Commitment or, if less, such Revolving Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances to Borrowers together with interest thereon as prescribed in the Credit Agreement. The entire unpaid balance of the aggregate Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

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         2.2 DEFINITION OF LOAN VALUE OF ELIGIBLE EXISTING PORTFOLIO. The
definition of "Loan Value of Eligible Existing Portfolio" as contained in Annex A attached to the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following new definition:

                  "Loan Value of Eligible Existing Portfolio" means the lower of its Recency Aging Value or its Collections Multiple Value. In the event seventy-five percent (75%) or more of any Accounts in any Existing Portfolio is sold to third parties, the Average Collections in the three (3) full calendar months immediately preceding the date of computation or determination that relate to such sold Accounts shall be excluded from the determination of Collections Multiple Value for purposes of determining the Borrowing Base.

         2.3 TRANCHE B ADVANCES. A. The first sentence under Section 1.1(a)(ii)(A) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new sentence:

                  Subject to the terms and conditions hereof, each Revolving Lender agrees to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances for general corporate purposes and for the purchase of Portfolios (each, a "Tranche B Advance").

         B. Section 1.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new language:

                  Use of Proceeds. Borrowers shall utilize the proceeds of the Tranche A Revolving Loan solely for the Refinancing and the purchase of Portfolios. Borrowers shall utilize the proceeds of the Tranche B Revolving Loan solely for the Refinancing, ordinary working capital and general corporate needs, including, without limitation, the purchase of Rejected Portfolios and to capitalize or fund a Non-Recourse Non-Credit Party Affiliate, subject to the terms, conditions and limitations set forth in this Agreement, and for the purchase of Portfolios. The Disclosure Document contains a description of Borrowers' sources and uses of funds as of the Closing Date, including the Revolving Loan to be made or incurred on that date.

         2.4 DEFINITION OF TRANCHE A BORROWING AVAILABILITY. The definition of "Tranche A Borrowing Availability" as contained in Annex A attached to the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following new definition:

                  "Tranche A Borrowing Availability" means as of any date of determination, the lesser of (i) the Maximum Amount, and (ii) the Borrowing Base, in each case, less the Revolving Loan then outstanding, provided, however, that the Tranche A Advances shall not exceed $70,000,000 in the aggregate outstanding at any one time.

                                       3
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         2.5 TRANCHE A ADVANCES. A. The first sentence under Section
1.1(a)(i)(B) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new sentence:

                  Use of Tranche A Advances to finance Portfolio purchases in excess of $10,000,000 shall require the consent of the Agent and use of Tranche A Advances to finance Portfolio purchases in excess of $20,000,000 shall require the consent of the Requisite Lenders.

         B. The third sentence under Section 1.1(a)(i)(B) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new sentence:

                  For purposes of this Section 1.1(a)(i)(B) only, any Requisite Lenders that have not responded within 4 Business Days of receipt of a request for their consent for the purchase of a Portfolio in excess of $20,000,000 shall be deemed to have consented to such purchase.

         C. The fourth sentence under Section 1.1(a)(i)(B) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new language:

                  Borrowers agree not to intentionally propose, modify or structure (or permit to be structured) any Portfolio purchases from any seller or its affiliates, whether as a single transaction or a series of transactions that could reasonably be deemed to be part of the same transaction, for the purpose of evading the requirements of this
         Section 1.1(a)(i)(B) to obtain the consent of Agent or Requisite Lenders, as the case may be. Without limiting the foregoing, any Portfolio purchase occurring within 120 days of any other Portfolio purchase or purchases shall be deemed to be part of the same transaction for purposes of determining whether the consent of Agent or Requisite Lenders is required under this Section 1.1(a)(i)(B).

         2.6 NO OTHER MODIFICATIONS. Except as otherwise specifically modified by this Amendment, all terms, conditions, covenants, rights, duties, obligations and liabilities of the Borrower Parties under the Credit Agreement remain in full force and effect and unmodified.

SECTION 3.  REPRESENTATIONS AND WARRANTIES.

         The execution and delivery of this Amendment and the documents and instruments contemplated by this Amendment have been duly authorized by all requisite action by or on behalf of the members of the Borrower Parties.

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SECTION 4.  COVENANTS.

         4.1 This Amendment shall be governed by the terms and provisions of the Credit Agreement.

         4.2 In the event of a conflict between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall govern and control.

         4.3 Guarantors and Additional Credit Parties hereby confirm and agree that the terms, conditions, covenants, guaranties, assurances, promises and provisions contained in the Guaranties and the other Loan Documents to which each is a party remain in full force and effect without amendment or modification as a result of this Amendment and that the obligations, liabilities and duties of Guarantors and Additional Credit Parties remain unimpaired as a result of this Amendment and are in full force and effect.

         4.4 In order for this Amendment to become effective, the following conditions must be satisfied and the following items must be received by Agent in form and substance satisfactory to Agent on or prior to the date that the Borrower Parties shall execute and deliver this Amendment to Lenders:


         A. Amended and Restated Revolving Notes. Duly executed originals of the Amended and Restated Revolving Notes for each applicable Lender, dated the Closing Date.

         B. Insurance. If required by Agent, satisfactory evidence that the insurance policies required by the Credit Agreement have been increased in a manner acceptable to Agent and that such increased insurance coverages are in full force and effect.

         C. Security Interests and Code Filings.

                           (a) Evidence satisfactory to Agent that Agent (for
the benefit of itself and Lenders) has a valid and perfected first priority security interest in the Collateral.

                           (b) Evidence satisfactory to Agent, including copies,
of all UCC-1 and other financing statements filed in favor of any Credit Party, including the Borrower Parties.

                                       5
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         D. Charter and Good Standing. For each member of the Borrower Parties, such Person's (a) amendments, if any, to such Person's charter, (b) good standing certificates in its state of formation dated no earlier than 30 days prior to the date of this Amendment, (c) good standing certificates and certificates of qualification dated no earlier than 30 days prior to the date of this Amendment to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

         E. Bylaws and Resolutions. For each Credit Party, (a) such Person's amendments, if any, to its bylaws, and (b) resolutions of such Person's Board of Directors or Members, as applicable, approving and authorizing the execution, delivery and performance of this Amendment and the other documents and instruments to be delivered in connection with the transaction contemplated by this Amendment , each certified by such Person's corporate secretary or an assistant secretary or Members, as applicable, as being in full force and effect without any modification or amendment.

         F. Incumbency Certificates. For each Credit Party, signature and incumbency certificates of the member, officers or representative of each such Person executing this Amendment, certified by such Person's corporate secretary or assistant secretary or other authorized person as being true, accurate, correct and complete.

         G. Opinions of Counsel. Duly executed originals of opinions of Lowenstein Sandler PC, counsel for the Credit Parties (including with respect to New York and New Jersey law and Delaware corporate law matters, together with existing regulatory counsel opinions rendered in connection with Asta Funding's last public offering) reasonably requested by Agent, each in form and substance reasonably satisfactory to Agent and its counsel, and each accompanied by a letter addressed to such counsel from the Credit Parties, authorizing and directing such counsel to address its opinion to Agent, on behalf of Lenders, and to include in the opinion of Lowenstein Sandler PC, an express statement to the effect that Agent and Lenders are authorized to rely on such opinion.

         H. Officer's Certificate. Agent shall have received duly executed originals of a certificate of the Chief Executive Officer or Chairman of the Board of Borrower Representative, stating that to such officer's knowledge, since September 30, 2004 (a) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (b) there has been no material adverse change in the industry in which any Borrower operates; (c) no Litigation has been commenced which, if successful, could reasonably be expected to have a Material Adverse Effect or which challenges any of the transactions contemplated by the Agreement and the other Loan Documents;
(d) there have been no Restricted Payments made by any Credit Party in violation of the Credit Agreement other than in connection with the Related Transactions; and (e) there has been no material increase in liabilities, liquidated or contingent (other than in connection with the Related Transactions), and no material decrease in assets of any Borrower or any of its Subsidiaries.

         Furthermore, Agent shall have received duly executed originals of a certificate of the Chief Executive Officer or Chairman of the Board of Borrower Representative, stating that to such officer's knowledge, no changes have been made in the business operations or activities or the licensing requirements of any Credit Party that would reasonably require any changes to be made to the facts expressed in the existing regulatory counsel opinions rendered in connection with Asta Funding's last public offering in order for such existing regulatory counsel opinion and the facts shown therein to continue to be true, complete and correct in all material respects (or, if such changes would reasonably be required, then setting forth in reasonable detail such changes) and stating that to the best of his knowledge and belief, after having made reasonable investigations, Palisades Collection, L.L.C., is the only Credit Party required by applicable law to be licensed to conduct the consumer debt collection business operations and activities of the Borrowers and the other Credit Parties.

         I. Agent Fees. The Borrower Parties shall execute and deliver to Agent that certain letter dated of even date with this Amendment by the Borrower Parties for the benefit of Agent with respect to certain fees to be paid to Agent and pay to Agent the fees described therein.

         J. Lender Fees. The Borrower Parties shall execute and deliver to each Revolving Lender a certain letter dated of even date with this Amendment by the Borrower Parties for the benefit of each Revolving Lender with respect to certain fees to be paid to each Revolving Lender and pay to each Revolving Lender the fees described therein.

         K. Other Documents. Such other information, confirmations, certificates, documents and agreements respecting any Credit Party as Agent may, in its reasonable discretion, request.


SECTION 5.  BINDING EFFECT.

         The Credit Agreement as modified herein shall be binding upon and shall inure to the benefit of the members of the Borrower Parties and their successors and assigns.

SECTION 6.  COUNTERPART EXECUTION; FACSIMILES.

         This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Signatures may be exchanged by facsimile, with the original signature to follow. Each party to this Amendment agrees to be bound by its own faxed signature and to accept the faxed signature of the other parties to this Amendment.


                          [SIGNATURES PAGES TO FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                 BORROWERS:


                                 ASTA FUNDING ACQUISITION II, LLC


                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 PALISADES COLLECTION, L.L.C.

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 ASTA FUNDING ACQUISITION I, LLC

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 PALISADES ACQUISITION IV, LLC


                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 PALISADES ACQUISITION I, LLC

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 PALISADES ACQUISITION II, LLC

                                 By:___________________________
                                 Name:
                                 Title: Manager

                                 CLIFFS PORTFOLIO ACQUISITION I, LLC

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 GUARANTOR:

                                 ASTA FUNDING, INC.

                                 By:___________________________
                                 Name:
                                 Title: President


                                 COMPUTER FINANCE, LLC

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 ASTAFUNDING.COM, LLC

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 ASTA COMMERCIAL, LLC

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 ADDITIONAL CREDIT PARTIES:

                                 PALISADES ACQUISITION VIII, LLC,
                                 a Delaware limited liability company

                                 By:___________________________
                                 Name:
                                 Title: Manager

                                 OPTION CARD, LLC, a Colorado limited
                                 liability company

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 PALISADES ACQUISITION V, LLC,
                                 a Delaware limited liability company

                                 By:___________________________
                                 Name:
                                 Title: Manager


                                 PALISADES ACQUISITION VI, LLC,
                                 a Delaware limited liability company

                                 By:___________________________
                                 Name:
                                 Title: Manager



                                 PALISADES ACQUISITION VII, LLC,
                                 a Delaware limited liability
                                 company

                                 By:___________________________
                                 Name:
                                 Title: Manager



                                 PALISADES ACQUISITION IX, LLC,
                                 a Delaware limited liability company

                                 By:___________________________
                                 Name:
                                 Title: Manager



                                 SYLVAN ACQUISITION I, LLC,
                                 a Delaware limited liability company

                                 By:___________________________
                                 Name:
                                 Title: Manager

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                                 AGENT:

                                 ISRAEL DISCOUNT BANK OF NEW YORK,
                                 as Agent


                                 By:
                                     ---------------------------------
                                       Its Duly Authorized Signatory

                                 By:
                                     ---------------------------------
                                       Its Duly Authorized Signatory




                                 LENDERS:


                                 ISRAEL DISCOUNT BANK OF NEW YORK,
                                 as Agent


                                 By:
                                     ---------------------------------
                                       Its Duly Authorized Signatory



                                 By:
                                     ---------------------------------
                                       Its Duly Authorized Signatory




                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

                                 By:
                                         ---------------------------------------
                                        Name:
                                        Title:



                                 HARRIS TRUST AND SAVINGS BANK

                                 By:
                                         ---------------------------------------
                                         Name:
                                         Title:

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                                         BANK LEUMI USA

                                 By:
                                         ---------------------------------------
                                         Name:
                                         Title:

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                                    EXHIBIT A
                TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT



                              REPLACEMENT ANNEX J
                                       to
                           THIRD AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT


             --------------------------------------------------
             LENDER                REVOLVING LOAN COMMITMENT
             --------------------------------------------------
             Israel Discount Bank  $35,000,000.00
             of New York
             --------------------------------------------------
             Merrill Lynch         $20,000,000.00
             --------------------------------------------------
             Bank Leumi USA        $10,000,000.00
             --------------------------------------------------
             Harris Trust and      $15,000,000.00
             Savings Bank
             --------------------------------------------------
             TOTAL                 $80,000,000.00
             --------------------------------------------------







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